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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                       DIRECTORS AND CERTAIN OFFICERS OF
                           NATIONAL CITY CORPORATION

                       REGISTRATION STATEMENT ON FORM S-4

                               POWER OF ATTORNEY

     The undersigned directors and officers of National City Corporation, a Delaware corporation (the "Corporation"), hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign in the capacities indicated below and file under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 relating to the registration of the common stock, par value $4.00 per share, of the Corporation to be issued pursuant to an Agreement and Plan of Merger by and between the Corporation and Allegiant Bancorp, Inc. dated as of November 19, 2003, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     EXECUTED this 16th day of December, 2003.

/s/ JON E. BARFIELD                                Director
------------------------------------------------
Jon E. Barfield

/s/ JAMES S. BROADHURST                            Director
------------------------------------------------
James S. Broadhurst

/s/ JOHN W. BROWN                                  Director
------------------------------------------------
John W. Brown

/s/ DUANE E. COLLINS                               Director
------------------------------------------------
Duane E. Collins

/s/ CHRISTOPHER M. CONNOR                          Director
------------------------------------------------
Christopher M. Connor

/s/ DAVID A. DABERKO                               Chairman of the Board and Chief Executive Officer
------------------------------------------------   (Principal Executive Officer)
David A. Daberko

/s/ DANIEL E. EVANS                                Director
------------------------------------------------
Daniel E. Evans

/s/ JOSEPH T. GORMAN                               Director
------------------------------------------------
Joseph T. Gorman

/s/ BERNADINE P. HEALY, M.D.                       Director
------------------------------------------------
Bernadine P. Healy, M.D.

/s/ PAUL A. ORMOND                                 Director
------------------------------------------------
Paul A. Ormond

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
/s/ ROBERT A. PAUL                                 Director
------------------------------------------------
Robert A. Paul

/s/ GERALD L. SHAHEEN                              Director
------------------------------------------------
Gerald L. Shaheen

/s/ JEROME F. TATAR                                Director
------------------------------------------------
Jerome F. Tatar

/s/ JERRY SUE THORNTON, PH.D.                      Director
------------------------------------------------
Jerry Sue Thornton, Ph.D.

/s/ MORRY WEISS                                    Director
------------------------------------------------
Morry Weiss